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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 August 30, 1999
                                 ---------------
                Date of Report (Date of earliest event reported)


                                 VALENTIS, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                     0-22987                  94-3156660
            --------                     -------                  ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
        incorporation)                                      Identification No.)


                                863A MITTEN ROAD
                              BURLINGAME, CA 94010
                              --------------------
                    (Address of principal executive offices)


                                 (650) 697-1900
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

EXPECT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THIS CURRENT REPORT ON FORM 8-K (THE "REPORT") CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES. IN PARTICULAR, SEE THE SECTION ENTITLED "RISK FACTORS" IN THE REGISTRATION STATEMENT ON FORM S-4 (NO. 333-82301) DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") ON AUGUST 12, 1999.

PolyMASC Pharmaceuticals plc, a biotechnology company organized under English law ("PolyMASC"), was acquired by Valentis, Inc. a Delaware corporation ("Valentis"), pursuant to an Ordinary and Deferred Share Offer (the "Offer") declared unconditional in all respects on August 27, 1999. Pursuant to the Offer, each issued ordinary share of PolyMASC for which acceptances of the Offer have been received was exchanged for 0.209 of a share of Valentis Common Stock and each issued deferred share of PolyMASC for which acceptances of the Offer have been received was exchanged for 1p per share. The terms of the Offer were determined through arms' length negotiations between Valentis and PolyMASC. The former ordinary shareholders of PolyMASC are receiving approximately 4,400,000 shares of Valentis Common Stock pursuant to the Offer and the former deferred shareholders of PolyMASC are receiving approximately L500 pursuant to the Offer. A press release relating to the transaction is attached hereto as Exhibit 99.1.

In addition, pursuant to the Offer, all rights with respect to PolyMASC share options will be converted into and became rights with respect to Valentis Common Stock. By virtue of the conversion of such PolyMASC options (i) the number of shares of Valentis Common Stock subject to each such PolyMASC option will be equal to the number of PolyMASC shares subject to such option multiplied by 0.209, rounded down to the nearest whole share; and (ii) the per share exercise price under each such PolyMASC option will be adjusted by dividing the per share exercise price under such PolyMASC option by 0.209 and rounding up to the nearest cent.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of the Business Acquired

         (1) The required financial statements with respect to the acquired business referred to in Item 2 of this Report are incorporated by reference to such financial statements as filed with the Commission in the Registration Statement on Form S-4 (Registration No. 333-82301), originally filed on July 2, 1999.

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         (b)  Pro Forma Financial Information

         (2) The required pro forma financial information with respect to the acquired business referred to in Item 2 of this report will be filed by amendment.

          (c) Exhibits

       EXHIBIT NO.       DESCRIPTION

          23.1           Consent of BDO Stoy Hayward

          99.1           Press Release dated August 30, 1999


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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 10, 1999           VALENTIS, INC.



                                      By: /s/ Bennet L. Weintraub
                                          -----------------------
                                          Bennet L. Weintraub
                                          Vice President, Finance and Chief
                                          Financial Officer


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                                  EXHIBIT INDEX


            EXHIBIT NO.       DESCRIPTION

               23.1           Consent of BDO Stoy Hayward

               99.1           Press Release dated August 30, 1999


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